UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 12, 2008
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51822	30-0296398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 SECURITIES PURCHASE AGREEMENT
EX-10.2 SENIOR SECURED CONVERTIBLE NOTE
EX-10.3 WARRANT
EX-10.4 SECURITY AGREEMENT
EX-10.5 AMENDMENT AND EXCHANGE AGREEMENT
EX-10.6 SECOND AMENDED AND RESTATED SENIOR SECURED NOTE
EX-10.7 AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE
EX-10.8 AMENDED AND RESTATED WARRANT
EX-10.9 LETTER AGREEMENT DATED SEPTEMBER 12,2008
EX-10.10 LETTER AGREEMENT DATED SEPTEMBER 12,2008
EX-99.1 PRESS RELEASE

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 3.02 is incorporated by reference.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 3.02 is incorporated by reference.
Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On September 12, 2008, Stinger Systems, Inc. (the “Company”) closed a private placement transaction (the “Offering”) with an institutional investor (the “Investor”) pursuant to which the Company issued and sold to the Investor a senior secured convertible note (the “Note”) in an aggregate principal amount of $3,000,000 with an original issue discount of 2% and a warrant which is exercisable immediately to purchase up to 12,931,034 shares of the Company’s common stock (the “Warrant”) at a price of $0.29 per share. The investment will be made in three installments on September 15, 2008, September 19, 2008 and September 26, 2008. The Note is convertible for up to 10,344,828 shares of the Company’s common stock at a price of $0.29 per share. Under the terms of the Note, the Company, at its option, may pay any portion of the interest then due on the Note in cash or may elect to issue to the Investor shares of the Company’s common stock. A copy of the press release announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K.
     The Offering was completed pursuant to a Securities Purchase Agreement dated September 12, 2008 (the “Purchase Agreement”) by and between the Company and the Investor. The Purchase Agreement, the Note, the Warrant and the security agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. The Note and the Warrant were offered and sold to an “accredited investor” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. The shares to be issued upon conversion of the Note or upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.
     In connection with the Offering, the Company entered into an amendment and exchange agreement (the “Amendment and Exchange Agreement”) with the investor from the August 2007 and February 2008 offerings (collectively, the “Prior Offerings”) and amended and restated (i) the senior secured convertible note (as so amended and restated, the “Amended and Restated Note”) issued in the February 2008 offering, (ii) the amended and restated senior secured convertible note (as so amended and restated, the “Second Amended and Restated Note”) originally issued in the August 2007 offering and amended and restated in the February 2008 offering and (iii) the warrant issued in the February 2008 offering (as so amended and restated, the “Amended and Restated Warrant”). In addition, the exercise price of the warrant issued in the August 2007 offering (the “2007 Warrant”) and the shares of the Company’s common stock issuable upon exercise of the 2007 Warrant will be adjusted pursuant to certain antidilution provisions included in the 2007 Warrant that are triggered by the Offering, which has the effect of reducing the exercise price of the 2007 Warrant to $0.29 and increasing the number of shares of the Company’s common stock issuable thereunder to 12,931,034. The investor from the Prior Offerings agreed to waive and amend certain provisions of the transaction documents governing the Prior Offerings and consented to the Offering. The Amendment and Exchange Agreement, the Second Amended and Restated Note, the Amended and Restated Note and form of Amended and Restated Warrant are attached as Exhibits 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K. The Company agreed to take certain actions with respect to its authorized capital stock as more fully described in the letter agreements attached as Exhibits 10.9 and 10.10 to this Current Report on Form 8-K.

     Midtown Partners & Co., LLC (“Midtown”) acted as placement agent for the Offering. The Company paid Midtown a cash fee equal to $270,000 and issued to Midtown a warrant to purchase 1,862,069 shares of the Company’s common stock.
     All exhibits attached hereto are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated September 12, 2008 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated September 12, 2008

10.3	Warrant

10.4	Security Agreement, dated September 12, 2008

10.5	Amendment and Exchange Agreement dated September 12, 2008

10.6	Second Amended and Restated Senior Secured Note dated September 12, 2008

10.7	Amended and Restated Senior Secured Convertible Note dated September 12, 2008

10.8	Amended and Restated Warrant

10.9	Letter Agreement dated September 12, 2008 between Stinger Systems, Inc. and the party thereto

10.10	Letter Agreement dated September 12, 2008 between Stinger Systems, Inc. and the party thereto

99.1	Press Release dated September 15, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.
/s/ Robert Gruder
Robert Gruder
Chairman and President

     Date: September 15, 2008.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Securities Purchase Agreement dated September 12, 2008 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated September 12, 2008

10.3	Warrant

10.4	Security Agreement, dated September 12, 2008

10.5	Amendment and Exchange Agreement dated September 12, 2008

10.6	Second Amended and Restated Senior Secured Note dated September 12, 2008

10.7	Amended and Restated Senior Secured Convertible Note dated September 12, 2008

10.8	Amended and Restated Warrant

10.9	Letter Agreement dated September 12, 2008 between Stinger Systems, Inc. and the party thereto

10.10	Letter Agreement dated September 12, 2008 between Stinger Systems, Inc. and the party thereto

99.1	Press Release dated September 15, 2008

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